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                                                                   EXHIBIT 10.50

                            AMENDMENT NUMBER 1 TO THE
                TRUST AGREEMENT EXECUTED IN CONJUNCTION WITH THE
                              GENUINE PARTS COMPANY
                    NON-QUALIFIED DEFERRED COMPENSATION PLANS

         This Amendment to the Trust Agreement Executed In Conjunction With The Genuine Parts Company Non-Qualified Deferred Compensation Plans (the "Trust Agreement") is adopted by Genuine Parts Company (the "Company") and SunTrust Bank, Atlanta (the "Trustee"), effective as of the date set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company and the Trustee entered into the Trust Agreement, and such Trust Agreement is currently in effect; and

         WHEREAS, the Company (through action of the Pension and Benefits Committee) and the Trustee may amend the Trust Agreement by a written instrument executed by both the Company (acting through the Pension and Benefits Committee) and the Trustee; and

         WHEREAS, Appendix A to the Trust Agreement lists the Company's Supplemental Retirement Plan as one of the Company's non-qualified deferred compensation plans covered by the Trust Agreement; and

         WHEREAS, the Company has now adopted a separate rabbi trust for the Company's Supplemental Retirement Plan; and

         WHEREAS, the Company now desires to remove the Supplemental Retirement Plan from the list of those plans on Appendix A that are covered by the Trust Agreement and to make other amendments;

         NOW, THEREFORE, BE IT RESOLVED that the Trust Agreement be amended as follows:

                                       1.

         Appendix A is hereby deleted in its entirety and a new Appendix A is substituted in lieu thereof as follows:


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                                   APPENDIX A

                LIST OF NONQUALIFIED DEFERRED COMPENSATION PLANS
                           ADOPTED BY THE COMPANY AND
               COVERED BY THIS AGREEMENT AND DECLARATION OF TRUST

1.       Genuine Parts Company Tax-Deferred Savings Plan
2.       Genuine Parts Company Original Supplemental Retirement Plan
3.       Genuine Parts Company Directors' Deferred Compensation Plan

                                       2.

         Section 12(a) is hereby deleted and the following is substituted in lieu thereof as follows:

                  "(a) This Trust Agreement may be amended by written instrument executed by Trustee and the Pension and Benefits Committee. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan(s) or shall make the Trust revocable after it has become irrevocable in accordance with
                  Section 1(b) hereof."

                                       3.

         Section 12(c) is hereby deleted and the following is substituted in lieu thereof as follows:

                  "(c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan(s), the Benefits Committee may terminate this Trust prior to the time all benefit payments under the Plan(s) have been made. All assets in the Trust at termination shall be returned to the Company."

                                       4.

         This Amendment shall be effective July 1, 2001. Except as amended herein, the Trust Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the Pension and Benefits Committee and Trustee have caused this Amendment to the Trust Agreement to be executed on the date shown below, but effective as of the date indicated above.


                                        PENSION AND BENEFITS COMMITTEE



                                        By:/s/ George W Kalafut
                                           -------------------------------------
                                        Date: November 28, 2001
                                              ----------------------------------
Attest:



/s/ Frank M Howard
-----------------------------


                                        SUNTRUST BANK, ATLANTA



                                        By:/s/ Sandra D Warren
                                           -------------------------------------
                                        Date: December 5, 2001
                                              ----------------------------------
Attest:



/s/ Sabrina Lane
-----------------------------


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